JBSS INVESTOR PRESENTATION February 2016 NASDAQ - JBSS Exhibit 99.1

Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties. Forward-Looking Statements

One of the largest nut processors in the world with fiscal 2015 annual sales in excess of $887 million State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world A North American market leader in every major selling channel – from consumer and commercial ingredient customers to contract manufacturing and export customers Dual consumer strategy of branded nut and dried fruit programs (Fisher, Orchard Valley Harvest) as well as private brands Commodity procurement expertise with buyers averaging over 20+ years experience A Category leader in packaging and product innovation Vertically integrated nut processing operation for pecans, peanuts and walnuts Who is JBSS?

We Are Experts In Every Nut Type % of total gross sales * other consists of trail and snack mixes which include nut products Full assortment of nut types Full variety of value-added products Wide variety of dried fruit and other snack products Customized, unique product formulas Fiscal Year 2015 23.4% 12.7% 12.0% 13.7% 11.0% 22.0% 5.2% ALMOND PECAN SNACK & TRAIL MIXES PEANUT WALNUT CASHEW & MIXED NUT ALL OTHER

Consistent success over past 4 fiscal years Diluted EPS improvement of 65% from FY12 to FY15 Net Sales increased by 27% over FY14 to a record $887.2 million $ $

Continuing to Create Shareholder Value Outperformed the Russell 2000 Index by over 83%! JBSS Russell 2000 Stock Price $63.53 02/03/2016 Stock Price $36.51 02/04/2015

Vision To be the global source for nuts, committed to quality, expertise and innovation that delivers an unmatched experience to our customer and consumer Core Values Integrity People Investment Customer Driven Quality Innovation Execution Continuous Improvement Safety Resource Conservation

FY 2015 Strategy Update

Fisher recipe nuts grew market share +2.2 points* Fisher snack nuts market share growth in high franchise Midwest. Orchard Valley Harvest expanded distribution and increased velocity resulting in double-digit revenue growth over FY 2014. FY 2015 Accomplishments *Source: IRI: Total Nut Category – Multi Outlet Geography Fiscal Year Ending 6/28/15

Launched Fisher Flagship Store on Tmall in China. Developed a Fisher stand-up bag product line for China. FY 2015 Accomplishments

Leveraged our innovation capabilities to launch 15 new items for our key contract manufacturing customers. Optimized Food Service and Industrial ingredient customer and product portfolios. Expanded Fisher brand awareness in the Commercial Ingredients channel. FY 2015 Accomplishments

Nut Category Review

Steady Increase in Nut Retail Prices Since FY 2011 Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 11 Year Ending 7/3/11 to CY 15 Year 52 weeks Ending 12/27/15 +29% Since FY 2011

Retail Prices Up Across Most Major Nut Types over the Last 4 Years Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 11 Year Ending 7/3/11 to CY 15 Year 52 weeks Ending 12/27/15

Steady Category Growth Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 11 Year Ending 7/3/11 to CY 15 Year 52 weeks Ending 12/27/15

JBSS Sales Channel Updates

$529 Fiscal 2015 Net Sales $887 Million Business Channel Diversification (Millions of $) $36 $207 $115

Fiscal 2015 Net Sales $529 Million Consumer 60% vs. FY ‘14 FY 2015 Consumer Channel 16.7%

Fiscal 2015 Net Sales $207 Million FY 2015 Commercial Ingredients Channel vs. FY ‘14

FY 2015 Contract Packaging Channel Fiscal 2015 Net Sales $115 Million

FY 2015 Export Channel Fiscal 2015 Net Sales $36 Million

FY 2015 Financial Milestones

JBSS Stockholders’ Equity FYs 1991- 2015 In millions of $

JBSS Net Sales FYs 1991- 2015 Increased pound volume and prices SKU Rat., De-emphasized Industrial Sales, Lower Prices Low Carb Diet Run Up $887 million In millions of $

JBSS Total Outstanding Debt FYs 1991- 2015 In millions of $

JBSS Total Outstanding Debt As % of Net Sales FYs 1991 – 2015

EBITDA EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation.  In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.

Reconciliation of Net Income (Loss) to EBITDA (In $,000's) FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 NET INCOME (LOSS) 14,499 (16,721) (13,577) (5,957) 6,917 14,425 2,835 17,122 21,760 26,287 29,305 INTEREST EXPENSE 3,998 6,516 9,347 10,502 7,646 5,653 6,444 5,364 4,754 4,354 3,966 INCOME TAX (BENEFIT) EXPENSE 9,269 (8,689) (7,520) (897) (259) 8,447 (49) 9,099 13,536 13,545 15,559 DEPRECIATION/ AMORTIZATION 10,501 10,000 13,584 15,742 15,922 15,825 16,968 17,117 16,717 16,278 16,284 EBITDA 38,267 (8,894) 1,834 19,390 30,226 44,350 26,198 48,702 56,767 60,464 65,114 NET SALES 581,729 579,564 540,858 541,771 553,846 561,633 674,212 700,575 734,334 778,622 887,245 EBITDA MARGIN (% OF NET SALES) 6.6% -1.5% 0.3% 3.6% 5.5% 7.9% 3.9% 7.0% 7.7% 7.8% 7.3% POUNDS SOLD (000’s) 278,741 248,137 246,142 221,958 217,465 224,302 232,746 212,553 221,762 240,417 253,514 EBITDA PER POUND SOLD 0.137 (0.036) 0.007 0.087 0.139 0.198 0.113 0.229 0.256 0.252 0.257

EBITDA* * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure

EBITDA* Margin (% of Net Sales) * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure

Highlights: Q2 2016 vs. Q2 2015 (in $000’s except EPS) $ CHANGE % CHANGE NET SALES $27,629 11.0% SALES VOLUME 6,549 9.4% GROSS PROFIT $7,768 20.9% NET INCOME $3,647 43.4% EARNINGS PER SHARE $0.32 42.6% OPERATING CASH FLOWS $43,919 115.7% TOTAL DEBT $18,901 28.3%

Highlights: Q2 YTD 2016 vs. Q2 YTD 2015 (in $000’s except EPS) $ CHANGE % CHANGE NET SALES $48,369 10.6% SALES VOLUME 6,500 5.0% GROSS PROFIT $10,289 15.1% NET INCOME $5,722 40.0% EARNINGS PER SHARE $0.49 38.3% OPERATING CASH FLOWS $43,919 115.7% TOTAL DEBT $18,901 28.3%

FY 2015 Brand Marketing Overview

Recipe Nuts Snack Nuts Grow Brands

Strong Growth on the Fisher brand in FY15 Total Fisher Brand Growth FY15 vs. FY14 +8% +14% Recipe Nuts Snack Nuts POUND SALES DOLLAR SALES Source: JBSS shipment data

Recipe Nuts

Fisher Recipe has Grown Market Share Source: IRI: Total Recipe Nut Category – Multi Outlet Geography – FY TD 26 wks Ending 12/27/15

Strong sustained growth on Fisher Recipe Nuts for 4+ Fiscal Years Source: IRI: Total Recipe Nut Category – Multi Outlet Geography – FY TD 26 wks Ending 12/27/15

“No Preservatives” Message Key Driver for Share Growth

Continue to Build Fisher Brand Equity with Food Network Sponsorship

Integrated Marketing Key to Building Brand Equity Website Social Media Public Relations Food Network Email

Building Brand Presence and Equity “Away From Home” Merchandised Foodservice Location

Snack Nuts

Fisher Snack Nut Strategy Focuses on Midwest High Franchise Markets Snack Nuts

We Are Growing our Pound Share in High Franchise Markets Snack Nuts Source: IRI: Total Snack Nut Category – Core Geography MULO (Chicago, Milwaukee, Minneapolis, and St. Louis – FY TD 26 wks Ending 12/27/15

Driving Results on our Core Dry Roast Peanut Business Source: IRI: Total Snack Nut Category – Core Geography MULO (Chicago, Milwaukee, Minneapolis, and St. Louis – Calendar 2015 Ending 12/27/15

New Look for Fisher Snack Nuts

A Snack Bite combining Consumer favorites

Introducing Fisher Nut Exactly 4 Great Popcorn Varieties for Grocery Channel Unique Varieties for the Club Channel

Meeting needs of the Snack Consumer New Segment: Lighter than nuts, more substantial than popcorn Indulgent Healthier Snacking Yogurt/Veggies Popcorn Nuts Chips Candy Bars

Retailers Like our New Snacking Concept Too

Marketing Support is Designed to Build Consumer Awareness and Drive Trial Social Media/ Digital In-Store PR Media Outreach Blogger Outreach Trial & Awareness Vehicles 54

Pure and Simple Goodness

Our Orchard Valley Harvest Brand is On-Trend with Today’s Consumer Pure & Simple Goodness Supports a healthy lifestyle Close to the earth

The Brand Consumers Trust for Pure & Simple Goodness

Strong Growth on Orchard Valley Harvest Orchard Valley Harvest Growth FY15 vs. FY14 +34% +48% POUND SALES DOLLAR SALES Source: JBSS shipment data

Source: IRI: Ttl Produce Nut Category – Total US MULO Geography– FY 2016 YTD Ending 12/27/15 *Note: % ACV refers to % “All Commodity Volume” as measured by IRI Strong Distribution Gains

Source: The Hartman Group : Eating Occasions, Compass 2012 The Hartman Group: Reimagining Health and Wellness, 2013 Snacking accounts for over 53% of all eating occasions in the U.S. 38% of consumers snack several times per day Grab ‘n Go Mini’s Multi-Packs We continue to expand our portfolio to address consumer demand for on-the-go Goodness

Expanding to Front of House Foodservice Locations University Setting Sodexho B&I Location Michigan Ski Resort

Impactful Marketing Support PR / Blogger Outreach / Trial & Awareness In-Store Merchandising / New Packaging Digital Initiatives Website / Ibotta

Thank You!